POWER OF ATTORNEY

I, the undersigned Trustee of Pioneer Series Trust X (the “Trust”), hereby constitute and appoint Lisa M. Jones, Christopher J. Kelley and Mark E. Bradley, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name: (i) the Trust’s Registration Statement on Form N-14, and any and all amendments thereto, with respect to the proposed reorganization of Pioneer Corporate High Yield Fund and Pioneer Dynamic Credit Fund, a series of the Trust, and (ii) any and all other documents and papers relating to such reorganization, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

IN WITNESS WHEREOF, I have hereunder set my hand on this 24th day of June, 2020.

/s/ John E. Baumgardner, Jr.

John E. Baumgardner, Jr.

POWER OF ATTORNEY

I, the undersigned Trustee of Pioneer Series Trust X (the “Trust”), hereby constitute and appoint Lisa M. Jones, Christopher J. Kelley and Mark E. Bradley, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name: (i) the Trust’s Registration Statement on Form N-14, and any and all amendments thereto, with respect to the proposed reorganization of Pioneer Corporate High Yield Fund and Pioneer Dynamic Credit Fund, a series of the Trust, and (ii) any and all other documents and papers relating to such reorganization, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

IN WITNESS WHEREOF, I have hereunder set my hand on this 24th day of June, 2020.

/s/ Benjamin M. Friedman

Benjamin M. Friedman

POWER OF ATTORNEY

I, the undersigned Trustee of Pioneer Series Trust X (the “Trust”), hereby constitute and appoint Lisa M. Jones, Christopher J. Kelley and Mark E. Bradley, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name: (i) the Trust’s Registration Statement on Form N-14, and any and all amendments thereto, with respect to the proposed reorganization of Pioneer Corporate High Yield Fund and Pioneer Dynamic Credit Fund, a series of the Trust, and (ii) any and all other documents and papers relating to such reorganization, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

IN WITNESS WHEREOF, I have hereunder set my hand on this 24th day of June, 2020.

/s/ Lorraine H. Monchak

Lorraine H. Monchak

POWER OF ATTORNEY

I, the undersigned Trustee of Pioneer Series Trust X (the “Trust”), hereby constitute and appoint Lisa M. Jones, Christopher J. Kelley and Mark E. Bradley, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name: (i) the Trust’s Registration Statement on Form N-14, and any and all amendments thereto, with respect to the proposed reorganization of Pioneer Corporate High Yield Fund and Pioneer Dynamic Credit Fund, a series of the Trust, and (ii) any and all other documents and papers relating to such reorganization, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

IN WITNESS WHEREOF, I have hereunder set my hand on this 24th day of June, 2020.

/s/ Marguerite A. Piret

Marguerite A. Piret

POWER OF ATTORNEY

I, the undersigned Trustee of Pioneer Series Trust X (the “Trust”), hereby constitute and appoint Lisa M. Jones, Christopher J. Kelley and Mark E. Bradley, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name: (i) the Trust’s Registration Statement on Form N-14, and any and all amendments thereto, with respect to the proposed reorganization of Pioneer Corporate High Yield Fund and Pioneer Dynamic Credit Fund, a series of the Trust, and (ii) any and all other documents and papers relating to such reorganization, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

IN WITNESS WHEREOF, I have hereunder set my hand on this 24th day of June, 2020.

/s/ Kenneth J. Taubes

Kenneth J. Taubes

POWER OF ATTORNEY

I, the undersigned Trustee of Pioneer Series Trust X (the “Trust”), hereby constitute and appoint Lisa M. Jones, Christopher J. Kelley and Mark E. Bradley, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name: (i) the Trust’s Registration Statement on Form N-14, and any and all amendments thereto, with respect to the proposed reorganization of Pioneer Corporate High Yield Fund and Pioneer Dynamic Credit Fund, a series of the Trust, and (ii) any and all other documents and papers relating to such reorganization, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

IN WITNESS WHEREOF, I have hereunder set my hand on this 24th day of June, 2020.

/s/ Diane Durnin

Diane Durnin

POWER OF ATTORNEY

I, the undersigned Trustee of Pioneer Series Trust X (the “Trust”), hereby constitute and appoint Christopher J. Kelley and Mark E. Bradley, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name: (i) the Trust’s Registration Statement on Form N-14, and any and all amendments thereto, with respect to the proposed reorganization of Pioneer Corporate High Yield Fund and Pioneer Dynamic Credit Fund, a series of the Trust, and (ii) any and all other documents and papers relating to such reorganization, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

IN WITNESS WHEREOF, I have hereunder set my hand on this 24th day of June, 2020.

/s/ Lisa M. Jones

Lisa M. Jones

POWER OF ATTORNEY

I, the undersigned Trustee of Pioneer Series Trust X (the “Trust”), hereby constitute and appoint Lisa M. Jones, Christopher J. Kelley and Mark E. Bradley, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name: (i) the Trust’s Registration Statement on Form N-14, and any and all amendments thereto, with respect to the proposed reorganization of Pioneer Corporate High Yield Fund and Pioneer Dynamic Credit Fund, a series of the Trust, and (ii) any and all other documents and papers relating to such reorganization, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

IN WITNESS WHEREOF, I have hereunder set my hand on this 24th day of June, 2020.

/s/ Thomas J. Perna

Thomas J. Perna

POWER OF ATTORNEY

I, the undersigned Trustee of Pioneer Series Trust X (the “Trust”), hereby constitute and appoint Lisa M. Jones, Christopher J. Kelley and Mark E. Bradley, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name: (i) the Trust’s Registration Statement on Form N-14, and any and all amendments thereto, with respect to the proposed reorganization of Pioneer Corporate High Yield Fund and Pioneer Dynamic Credit Fund, a series of the Trust, and (ii) any and all other documents and papers relating to such reorganization, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

IN WITNESS WHEREOF, I have hereunder set my hand on this 24th day of June, 2020.

/s/ Fred J. Ricciardi

Fred J. Ricciardi